Exhibit 10.1

SECOND AMENDMENT TO INTERCREDITOR AGREEMENT
THIS SECOND AMENDMENT TO INTERCREDITOR AGREEMENT (this “Amendment”), dated as of April [●], 2020, is entered into by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, lender under the ABL Credit Agreement (such term and each other capitalized term used but not defined herein having the meaning given to it in the Intercreditor Agreement, as defined below), together with its successors and assigns (the “ABL Agent”) and TCW ASSET MANAGEMENT COMPANY LLC, in its capacity as collateral agent under the Term Credit Agreement, together with its successors and assigns in such capacity (the “Term Agent” and together with the ABL Agent, the “Agents”).
W I T N E S S E T H
WHEREAS, the ABL Agent and Term Agent are party to that certain Intercreditor Agreement dated as of November 30, 2018 (as amended by that certain First Amendment to Intercreditor Agreement dated as of May 6, 2019 and as otherwise amended, restated or otherwise modified, the “Intercreditor Agreement”);
WHEREAS, as of the date hereof, the Term Agent, the Borrowers, the Guarantors and the Term Lenders are entering into a Second Amendment to Financing Agreement, a copy of which is annexed hereto as Exhibit A (the “Term Amendment”), which Term Amendment, among other things, increases the aggregate principal amount of available Term Loan Commitments.
WHEREAS, in connection with the Term Amendment, the ABL Agent and the Term Agent wish to amend the Intercreditor Agreement as set forth herein; and
WHEREAS, upon the terms and conditions set forth herein, the ABL Agent and Term Agent are willing to make certain amendments to the Intercreditor Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Amendments to Intercreditor Agreement. Effective upon the satisfaction of the conditions precedent set forth in Section 3 hereof, and subject to the terms and conditions set forth herein, the ABL Agent hereby consents to the Term Amendment and the Intercreditor Agreement is hereby amended as follows:
(a)Section 1.2 of the Intercreditor Agreement is hereby amended by amending and restating the definition of “Maximum Term Principal Obligations” as follows:
“Maximum Term Principal Obligations” shall mean, as of any date of determination, the result of: (a) (I) $92,000,000 plus (II) 115% of the aggregate principal amount of amount of DDTF Loans made by the Term Lenders on or following the Second Amendment Effective Date; minus (b) the aggregate amount of all principal payments and prepayments (whether voluntary or mandatory) of the loans actually received by the Term Agent under the Term Credit Agreement (other than as a result of a Permitted Refinancing).
(b)Section 1.2 of the Intercreditor Agreement is hereby amended by adding the following defined terms in appropriate alphabetical order:

“DDTF Loans” shall mean any loans made to the Company or the other Borrowers by the Term Lenders on or following the Second Amendment Effective Date in an aggregate principal amount not to exceed $10,000,000.
“Second Amendment Effective Date” shall mean the “Second Amendment Effective Date” as defined in the Second Amendment to Financing Agreement among Term Agent, the Borrowers, the Guarantors and the Term Lenders dated as of April [●], 2020.
2.Representations and Warranties of Agents. Each Agent, severally (not jointly) as to itself, hereby represents and warrants to each other Agent that as of the date hereof it is duly authorized to execute this Amendment.
3.Conditions Precedent to Amendment. This Amendment shall become effective upon the later of the execution hereof by each of the Agents and the Second Amendment Effective Date.
4.Miscellaneous.
(a)Effect of Amendment. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent under the Intercreditor Agreement, or constitute a waiver of any provision of the Intercreditor Agreement.
(b)Counterpart; Electronic Execution. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. As used herein, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

(c)Severability. In the event that any provision of this Amendment is deemed to be invalid, illegal or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, the validity, legality and enforceability of the remaining provisions of this Amendment shall not in any way be affected or impaired thereby, and the affected provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Amendment.

(d)Captions. Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.

(e)Entire Agreement. This Amendment embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof.

(f)References. Any reference to the Intercreditor Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require. Reference in any of this Amendment, the ABL Credit Loan Agreement, the Term Credit Agreement or any other ABL Document or Term Document to the Intercreditor Agreement shall be a reference to the Intercreditor Agreement as amended hereby and as further amended, modified, restated, supplemented or extended from time to time.

(g)Reaffirmation; Continued Effectiveness. Each Agent acknowledges and reaffirms that notwithstanding this Amendment or any other matter the Intercreditor Agreement, as amended hereby, shall remain in full force and effect.

5.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as ABL Agent
By: /s/ Amber Vestal
Name:  Amber Vestal
Title:  Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO INTERCREDITOR]

TCW ASSET MANAGEMENT COMPANY LLC, as Term Agent
By: /s/ Susan Grosso
Name: Susanne Grosso
Title: Managing Director
[SIGNATURE PAGE TO SECOND AMENDMENT TO INTERCREDITOR]